UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Institutional Large-Cap Core Growth Fund	December 31, 2013

Highlights

  Large-cap growth stocks generated strong gains in the last six months and for the year ended December 31, 2013.

  Your fund returned 41.44% for the 12-month period, outperforming the benchmark S&P 500 Index, its Lipper peer group, and the style-specific Russell 1000 Growth Index.

  The portfolio’s performance benefited from outstanding gains in our consumer discretionary and information technology holdings.

  We believe that many high-quality, large-cap growth companies could perform well even if the economy experiences only a modest recovery.

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

Stock performance accelerated in the second half of the year, and your fund produced substantial gains for the year ended December 31, 2013. The U.S. economy overcame a short closure of the government stemming from budget negotiations. Improving job growth was accompanied by a continued rebound in housing and auto sales as well as stronger consumer confidence, which was punctuated by the recent upward revision to 4.1% for third-quarter gross domestic product growth. However, the most recent employment report was not as strong as expected, and the decline in the unemployment rate to 6.7% was largely accomplished by a labor force participation rate that remains at depressed levels. On balance, the strength of the recovery continues to lag typical economic rebounds, especially in terms of job creation. China and some emerging market economies are also experiencing faltering or inconsistent growth. While global economic growth is likely to remain moderate, we are encouraged that many companies in our investment universe continue to generate healthy earnings and cash flow growth.

Performance Review

The Institutional Large-Cap Core Growth Fund returned 41.44% for the year ended December 31, 2013, outperforming the benchmark S&P 500 Index, the Lipper peer group index, and the Russell 1000 growth-specific index. As shown in the Growth of $1 million chart on page 9, the fund’s 10-year return has outpaced the S&P 500 and Russell indexes by a significant margin.

We expect positive but less robust gains after a great year

The Federal Reserve has become somewhat more comfortable with the improvement in the economy and recently announced that it will begin a slight tapering of its purchases of Treasury and mortgage-backed securities, a key element of their quantitative easing program. The tapering of QE and a moderate rise in interest rates is not negative for stock performance, especially if accompanied by a continued improvement in the economy. The sharp correction in the price of gold and moderating oil prices due to large increases in North American shale oil production reinforce the view that inflation is not currently a major problem.

Considering other notable concerns, it has become apparent that the implementation of the Affordable Care Act, also known as “Obamacare,” may have more economic impact than estimated. Significant strife in Syria, a leadership change in Egypt, and Iran’s continued efforts to pursue a nuclear weapons program reinforce the idea that geopolitical risks merit careful monitoring. On a positive note, some improvement in tax revenues is driving a decrease in the budget deficit, but structural reform and spending reductions will still be required for a long-term solution.

While we believe that there is an unusual amount of uncertainty in the current environment, there are reasons to be constructive and even optimistic. There are unmistakable signs of improvement in various sectors of the U.S. economy. Tax receipts from this growth, and even a modest improvement in spending discipline, could improve the budget deficit. We would emphasize that the overall stock market has moved up substantially and the valuation of some stocks seems excessive. This is perhaps the greatest impediment to continued stock gains and certainly argues that the current year is unlikely to produce the same magnitude of returns as those generated in 2013. However, a combination of reasonable valuations for selected stocks, rising but still low interest rates, and improving corporate profits could offset various risks and drive continued positive stock performance.

Market Environment

The U.S. economy has shown improvement with housing, auto, and retail sales evidencing a recovery that appears to be gaining steam. Job creation has also begun to show improvement with over 200,000 nonfarm payroll jobs being created in several recent monthly employment reports, and the unemployment rate fell to 6.7% in December. Unfortunately, the most recent report was less encouraging as only 74,000 jobs were added, and a decline in the labor force participation rate was the primary reason for the falling unemployment rate. Growth in many emerging economies has been inconsistent, and China and particularly Brazil have experienced slowing growth, which is having a noteworthy effect on the global economy given their size. Many European economies are also depressed, although this region has seen significant improvement in the last several months.

Large structural deficits could have a profound effect on U.S. and global economic prosperity. Fortunately, the vexing budget conditions in several states and at the federal level have shown some improvement. However, economic projections support the idea that government expenditures will need to moderate in order to create a more manageable budget deficit. If interest rates continue to increase, servicing the large amount of government debt will be more onerous. Consequently, we are hoping for progress on bipartisan solutions to reduce deficits, and we will be monitoring discussions and government actions in this area carefully.

As noted above, we view the process of the Federal Reserve tapering QE as a favorable indicator that the economic recovery is on a more solid footing. While the supporters and detractors of Obamacare certainly differ on its merits, it appears that its implementation will create challenges. President Obama has extended waivers for certain employers to comply with parts of the mandate, and insurance companies have also been given incentives or accommodations to encourage the coverage of greater numbers of participants. It will take time to know whether its objectives can be achieved without costs and disruption that could hamper economic growth. We have also noted that geopolitical risks are probably as great as we have seen in the last few decades. Egypt, Syria, Turkey, and also countries in the Western Hemisphere, such as Brazil, have experienced a notable amount of internal strife.

While recognizing the many challenges facing investors, there are several powerful positives and potential rewards in many stocks. Solid revenue growth, improved efficiency and margins, and, ultimately, robust corporate earnings are being generated despite high levels of unemployment and subdued capital expenditures. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the yield on 10-year Treasury notes. However, some stocks have already performed well, and we want to be clear that the opportunity for continued gains is less substantial for selected stocks and the overall market at current price levels.

Portfolio Review

Many of the portfolio’s information technology, consumer discretionary, and industrials and business services stocks performed well as investors slowly became more confident that the global economy was improving. Health care stocks were also major contributors to second-half performance.

In the technology area, Google was our largest contributor over the past six months. We are impressed with the company’s continued efforts in social media, mobile, video and display, and also with its Chrome search engine and software products. Its efforts to monetize YouTube and its Enhanced Campaigns offering, which allows advertisers to more easily analyze and deploy advertising across various media, have been particularly successful recently. We continue to view Google’s stock valuation as quite attractive. MasterCard and Visa were again top contributors. While revenue growth has slowed modestly, both companies continue to generate consistent growth in earnings and free cash flow driven by their strong global franchises. Facebook showed great agility in its efforts to generate greater growth in mobile applications and advertising, and its stock enjoyed sharp second-half gains. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Chinese Internet leaders Baidu and Tencent also demonstrated proficiency in the area of serving mobile users more effectively. These companies are also using their dominant positions in search and instant messaging, respectively, to build rapidly growing franchises in social networking and e-commerce. Both stocks were substantial performance contributors. Salesforce.com, the leading provider of software for sales, services, and marketing in the cloud, recently hired a key executive from Oracle. It also launched a new integrated product offering that appears to be gaining strong acceptance in the market, and the stock has performed well recently. Cognizant, a leading consulting and outsourcing services provider, was also a strong second-half performer.

Our health care sector positions were a major positive for the fund. Gilead Sciences is a longtime holding that has generated strong earnings and stock performance. Its stock has been driven by increasingly favorable clinical data for several biologics that it is developing, which appear to eradicate Hepatitis C. The disease affects perhaps 100 million people globally and often leads to cirrhosis of the liver and, ultimately, liver failure. Gilead also has a leading position in the treatment of HIV infection, and it has developed a variety of products to treat various types of cancer. Celgene has also been held for many years, and the stock recently was buoyed by favorable news for several key products, including Revlimid for several blood borne cancers, Abraxane for solid tumors, and Apremilast, a remedy for psoriasis and psoriatic arthritis. Biogen Idec’s stock performed quite well as the initial sales results from Tecfidera, its new oral drug to treat multiple sclerosis (MS), appear to be quite strong. Avonex and Tysabri are other MS compounds sold by Biogen, and the company is the dominant provider of treatments for this chronic disease. Our holding in Alexion Pharmaceuticals rebounded due to diminishing concerns about European reimbursement for one of its key products used to treat kidney disease. Leading drug distributor McKesson also performed well. It has been pursuing a final agreement to purchase Celesio, a large European medical distribution company. The acquisition, if it occurs, should be quite accretive to earnings over time. The transaction did not receive ratification from the required number of Celesio owners. However, we believe there is a reasonable chance that the purchase will be consummated, and McKesson has several other alternative areas of value creation. Thermo Fisher Scientific has been a major winner for your fund, and its recent acquisition of Life Technologies should be additive to earnings. Thermo continues to generate a substantial portion of its revenues from consumable scientific products that generate recurring revenue.

In the consumer discretionary area, our large position in Amazon.com was the top contributor to second-half performance. Fortunately, third-party sales and Amazon Web Services (in which the company provides cloud processing services for other companies) possess margins above the company average. These businesses have grown rapidly and propelled a meaningful recovery in operating margins and stock performance. The company recently disclosed that the number of Prime subscribers, which pay a fee but received unlimited free shipping, was over 20 million, which was substantially above expectations, and it appears that holiday sales were quite brisk. Priceline.com was another top second-half contributor. Its Agoda booking engine in Asia and Booking.com in Europe continue to drive strong growth. While its torrid growth is slowing, earnings and free cash flow continue to expand rapidly.

Several gaming and lodging companies benefited from continued growth in travel and gaming, especially in Asian markets. Las Vegas Sands has a strong position in the Macau gaming market, which serves China and is now producing overall revenues that are many multiples of the revenues generated in Las Vegas. Starwood Lodging, which operates several hotel brands including St. Regis, Westin, Le Meridien, W Hotels, and Sheraton, is well managed and continued to generate solid gains. Restaurant companies, including Chipotle Mexican Grill, also performed quite well. Its new efforts in the catering area and its Shop House concept are nascent but appear to be well received. Our patience with Starbucks was also rewarded as the company is benefiting from declining coffee prices. The company has been aggressively improving its food offerings through the acquisition of La Boulange, and it has announced important product introductions in the traditional coffee line and in teas and fruit juices. Other consumer discretionary contributors included media operators Netflix and Discovery Communications. Netflix is generating strong subscriber growth, and its international operations appear to be particularly well positioned to generate growth in users and improved operating profit margins. Discovery again produced solid gains as its original programming on the Discovery Channel, The Learning Channel, Animal Planet, and Investigation Discovery continued to drive strong profitability.

Industrials and business services produced several large winners. Our major holding in Danaher generated solid gains as it reported improved internal growth. The company appears to have successfully integrated the large acquisition of Beckman Coulter and also is stepping up the pace of innovation in its health care businesses. Boeing recovered from concerns surrounding the lithium ion battery problems on the new 787 Dreamliner. As it ramped up 787 production quite profitably, the stock has responded and free cash flow should grow strongly. Our analyst has had very good insights and conviction on this holding. Precision Castparts, a global leader in the forging and casting of precision parts used in the aerospace and energy industries, again produced solid gains. It is an extraordinarily well-managed company with superior profitability and is benefiting from the Timet acquisition, which provides a strong position in titanium fabrication. Our recent meetings with management were quite encouraging. Federal Express overcame some uneven results due to customers choosing less expensive multi-day delivery over more expensive overnight delivery in select markets. The company has sharply reduced capacity and spending in certain areas and recently announced another significant share repurchase.

Our largest second-half detractor was Broadcom, a leading semiconductor manufacturer. The semiconductor area has been volatile and inconsistent, and Broadcom appeared to be losing market share in several key product areas. Fortunately, we sold significant portions of our large holding at higher prices, and we eliminated the holding following several quarterly results that appeared to reflect increased competition. Lululemon Athletica was also a significant disappointment as the company has struggled with product quality issues and internal strife between the former CEO and the founder. The company has just hired a new CEO and appears to be moving aggressively to address product quality and improve overall execution. However, Lululemon recently issued guidance that was moderately disappointing. We are concerned about the challenges the company faces and significantly trimmed this holding.

Strategy

Additions to existing holdings such as Lowe’s, Apple, Baidu, Visa, Facebook, Netflix, TSC, and Google were significant enough to be included in the 10 largest purchases for the past six months. We reestablished a position in Wynn Resorts. In our view, the company is well positioned for strong growth in its domestic and international locations. We are particularly excited about the company’s planned major casino complex, Wynn Palace, which is scheduled to open in the Cotai Strip of Macau in early 2016. New positions also included Ctrip.com International, the leading travel services company in China. The stock has generally performed well until recently, when management indicated that it will invest aggressively to grow the business and respond to intensified competition. We are calibrating our enthusiasm for the stock and our position size based upon these factors.

Our elimination of Broadcom, as noted above, was our only elimination large enough to be included in the top 10 sales for the second half of 2013.

Outlook

Unfortunately, the significant level of uncertainty that continues to challenge investors may persist. It is also true that stocks have appreciated substantially and that valuations of select stocks are no longer attractive in our view. The sharp gains experienced by stocks and fuller valuations are perhaps the greatest risk faced by investors and the most significant impediment to additional strong returns.

Although recent employment reports have been more encouraging, lackluster economic growth and a relatively high level of unemployment in the U.S. and most developed countries also represent a key concern. Regrettably, growth has slowed in several emerging economies, and the recent slowing in China and particularly Brazil are noteworthy given their size and importance in the global growth equation. While we have seen improvement in budget deficits and growth in Europe and the U.S., structural reform and spending reductions are almost certainly necessary. In addition to these fiscal actions, monetary policy will probably include more tapering and ultimately other actions that effectively tighten the very accommodative monetary policy being pursued by most central banks.

We would also be quick to acknowledge that policy-making to address all of these situations is complex, risky, and unlikely to yield results that are unequivocally favorable. Said another way, all of the solutions have costs and possibly unintended consequences. One unintended and undesirable side effect could be a sharp or persistent rise in inflation. However, we must acknowledge that the sharp correction in gold prices would support the view that inflation is not a major problem at this juncture. There are other complicating factors that may weigh on markets for some time. Unrest in the Middle East could affect general global stability, and we have also taken note of the major protests that have occurred in Brazil. A potential downgrade of U.S. debt, instability in the dollar or other major currencies, and a sharp increase in interest rates constitute threats that must be carefully monitored. For these reasons (and several others), we regard the current environment as having more complexity and risk than is typical.

On balance, we remain constructive on the performance of stocks. While the challenges we have outlined will certainly require time to resolve (and will test the patience of policymakers and investors), corporate earnings at select companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations of many high-quality companies are reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed quite well following a lackluster period of performance. Essentially, we have experienced two major bear markets since 2000.

2. Recent market strength does temper the amount of potential appreciation, but stock valuations are compelling in relation to the very low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury rate is very attractive in any historical context. The free cash flow yield of many companies exceeds 10% and implies attractive valuation, especially in the context of 10-year Treasuries that yield less than 3%.

3. We believe that the high-quality, consistent-growth companies we seek to purchase could perform well even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to opportunistically invest in new products or businesses or make acquisitions as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a complex environment by investing in quality companies with durable, sustainable earnings and cash flow growth. Our efforts in this endeavor were recognized by Morningstar with a nomination as one of five finalists for domestic equity fund manager of the year for 2013.* While we did not claim the top spot, we are pleased and honored by this recognition. As always, our team of investment professionals and I will continue to work diligently on your behalf.

Respectfully submitted,

Larry J. Puglia
President and chairman of the fund’s Investment Advisory Committee

Thomas J. Huber
Investment Advisory Committee member

January 14, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

*Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate “excellent investment skill and the courage to differ from the consensus to benefit investors.” Morningstar selects the 2013 Domestic-Stock Fund Manager of the Year based on the performance of the manager’s fund in 2013 and its risk-adjusted performance over longer time periods (i.e., 3, 5, and 10 years, as applicable), and a history of aligning the fund’s interests with shareholders’. In addition, all nominated funds must have received a Morningstar Analyst Rating of Gold, Silver, or Bronze; these ratings are based on an evaluation of five key pillars: process, performance, people, parent, and price, which Morningstar’s analysts use to identify funds they believe are more likely to outperform over the long term on a risk-adjusted basis. (For more detailed information about Morningstar’s Analyst Rating, including its methodology, please go to http://corporate.morningstar.com.) The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth qualitative evaluation by its fund analysts.

©2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Core Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Core Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2013

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/13	Value 12/31/12
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 6	$ 3,982	$ 5,767
T. Rowe Price Short-Term Reserve Fund, 0.02%	¤	¤	–^	–	–
Totals			$ 6	$ 3,982	$ 5,767

¤Purchase and sale information not shown for cash management funds.

^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 3,982
Dividend income	6
Interest income	-
Investment income	$ 6
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2013
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $621,042)	$	945,316
Receivable for investment securities sold		3,053
Receivable for shares sold		362
Dividends receivable		352
Other assets		36
Total assets		949,119
Liabilities		
Payable for investment securities purchased		1,387
Payable for shares redeemed		445
Investment management fees payable		433
Due to affiliates		8
Other liabilities		58
Total liabilities		2,331
NET ASSETS	**$**	**946,788**
Net Assets Consist of:		
Undistributed net investment income	$	13
Accumulated undistributed net realized loss		(22,088)
Net unrealized gain		324,274
Paid-in capital applicable to 40,998,263 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		644,589
NET ASSETS	**$**	**946,788**
NET ASSET VALUE PER SHARE	**$**	**23.09**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Core Growth Fund
($000s)

Year Ended 12/31/13
Investment Income (Loss)	
Income	
Dividend	$ 6,132
Securities lending	1
Total income	6,133
Expenses	
Investment management	4,351
Shareholder servicing	3
Prospectus and shareholder reports	35
Custody and accounting	146
Registration	74
Legal and audit	23
Directors	4
Proxy and annual meeting	12
Miscellaneous	13
Repayments of fees and expenses	
Investment management fee repaid	67
Total expenses	4,728
Net investment income	1,405
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	68,396
Foreign currency transactions	(3)
Net realized gain	68,393
Change in net unrealized gain / loss on securities	209,782
Net realized and unrealized gain / loss	278,175
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 279,580**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Core Growth Fund
($000s)

Year Ended 12/31/13	12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,405	$ 1,819
Net realized gain (loss)	68,393	(3,728)
Change in net unrealized gain / loss	209,782	60,421
Increase in net assets from operations	279,580	58,512
Distributions to shareholders		
Net investment income	(1,443)	(1,765)
Capital share transactions*		
Shares sold	414,710	186,250
Distributions reinvested	1,293	1,548
Shares redeemed	(231,349)	(51,811)
Increase in net assets from capital share transactions	184,654	135,987
Net Assets		
Increase during period	462,791	192,734
Beginning of period	483,997	291,263
End of period	**$ 946,788**	**$ 483,997**
Undistributed net investment income	13	54
*Share information		
Shares sold	22,677	11,755
Distributions reinvested	57	94
Shares redeemed	(11,331)	(3,278)
Increase in shares outstanding	11,403	8,571

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2013

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $11,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, the fund realized $55,148,000 of net gain on $96,050,000 of in-kind redemptions.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2013, the fund accepted $107,819,000 of in-kind subscriptions, including $28,239,000 from other T. Rowe Price funds.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $550,288,000 and $365,823,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, totaled $1,443,000 and $1,765,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2013, the fund utilized $13,109,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2013, expire as follows: $8,738,000 in fiscal 2016, $9,398,000 in fiscal 2017, and $1,275,000 in fiscal 2018. Further, $13,602,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than April 30, 2017. Pursuant to this agreement, management fees in the amount of $67,000 were repaid during the year ended December 31, 2013. At December 31, 2013, there were no amounts subject to repayment by the fund. For the year ended December 31, 2013, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $90,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Core Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,402,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,402,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [157]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering (1945) 2001 [157]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 1996 [157]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [157]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company; Senior Advisor, Kohlberg, Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009); Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr. (1952) 2012 [157]	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn (1943) 2003 [157]	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride (1956) 2013 [157]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [157]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008 and 2012 to present)

John G. Schreiber (1946) 2001 [157]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present)

Mark R. Tercek (1957) 2009 [157]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [157]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [105]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ann M. Holcomb, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014